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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.    )

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☐	Soliciting Material Pursuant to Section 240.14a-12
HEALTHGATE DATA CORP.
(Name of Registrant as Specified in its charter)

(Name of Person (s) Filing Proxy Statement if other than the Registrant)

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HealthGate Data Corp.
25 Corporate Drive, Suite 310
Burlington, Massachusetts 01803

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
November 3, 2004

        Notice is hereby given that the Annual Meeting of Stockholders of HealthGate Data Corp. (the "Company") will be held on Wednesday, November 3, 2004 commencing at 10:00 A.M., local time, at the offices of Rich May, a Professional Corporation, 176 Federal Street, 6th Floor, Boston, Massachusetts for the following purposes:

  1.
  To elect two Class II Directors to the Board of Directors of the Company to serve for three year terms until the 2007 annual meeting of stockholders; and

  2.
  To approve HealthGate Data Corp.'s 2004 Stock Option & Stock Issuance Plan and authorize the reservation and issuance of 300,000 shares of Common Stock of the Company thereunder; and

  3.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The stock transfer books will not be closed but only stockholders of record at the close of business on September 10, 2004, will be entitled to notice of and to vote at the meeting.

                      By order of the Board of Directors,

                      William S. Reece
                      Chairman of the Board, President and
                      Chief Executive Officer

Burlington, Massachusetts
September 29, 2004

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING AND VOTE YOUR SHARES. IN THE EVENT YOU CANNOT ATTEND, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. A STOCKHOLDER WHO EXECUTES AND RETURNS A PROXY IN THE ACCOMPANYING FORM HAS THE POWER TO REVOKE SUCH PROXY AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

HealthGate Data Corp.
25 Corporate Drive, Suite 310
Burlington, Massachusetts 01803

PROXY STATEMENT

PROXY SOLICITATION AND EXPENSE

        The accompanying proxy is solicited by the Board of Directors of HealthGate Data Corp. ("HealthGate" or the "Company"), for use at the Annual Meeting of Stockholders to be held on Wednesday, November 3, 2004, at 10:00 A.M., local time, at the offices of Rich May, a Professional Corporation, 176 Federal Street, 6th Floor, Boston, Massachusetts. Proxies in the accompanying form, properly executed and received prior to the meeting and not revoked, will be voted. A stockholder who executes and returns a proxy in the accompanying form has the power to revoke such proxy at any time prior to exercise thereof by notice in writing received by the Secretary of HealthGate, by executing a later dated proxy, or by attending the meeting and voting in person. It is expected that proxy solicitation materials will be mailed to stockholders on or about September 29, 2004.

        The expense of soliciting proxies in the accompanying form will be borne by HealthGate. In addition, directors, officers, employees or agents of HealthGate may make some solicitations by mail, telephone or personal interview.

OUTSTANDING VOTING SECURITIES

        Only holders of record at the close of business on September 10, 2004 (the "Record Date") will be entitled to vote at the meeting. On the Record Date there were 5,494,766 shares of HealthGate's Common Stock, par value $0.03 per share ("Common Stock"), outstanding, each of which is entitled to one vote.

        The presence, either in person or by proxy, of the holders of a majority of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes (as defined below) will be counted for purposes of determining the presence or absence of a quorum.

        Directors will be elected by a plurality of the votes cast by the holders of HealthGate's Common Stock voting in person or by proxy at the Annual Meeting. The affirmative vote of a majority of the votes properly cast is required to approve the 2004 Stock Option & Stock Issuance Plan. Therefore, in general, if a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as voting with respect to that matter. Accordingly, broker non-votes and abstentions will have no effect on the election of directors or the approval of the 2004 Stock Option & Stock Issuance Plan. HealthGate believes that the tabulation procedures to be followed are consistent with the general requirements of Delaware law concerning voting of shares and determination of a quorum.

PROPOSAL 1

ELECTION OF DIRECTORS

        In accordance with HealthGate's Certificate of Incorporation, our Board of Directors has been divided into three classes, denominated Class I, Class II and Class III, with members of each class holding office for staggered three-year terms. At each annual meeting of stockholders, the successors to the Directors whose terms expire are elected to serve from the time of their election and qualification until the third annual meeting of stockholders following their election until a successor has been duly elected and qualified.

        Each of Jonathan J. G. Conibear and Harry Jacobson, M.D. has been nominated for election at the 2004 Annual Meeting of Stockholders to serve as a director for a three-year term expiring at our annual meeting of stockholders in 2007 or until his respective successor has been duly elected and qualified. It is intended that the persons named in the proxy will vote for the election of each of Mr. Conibear and Dr. Jacobson to serve as Class II Directors for a three year term until the 2007 annual meeting of stockholders and until their successors are duly elected and qualified. Each of the nominees has indicated his willingness to continue to serve as a member of the Board of Directors if elected; however, in case any nominee should become unavailable for election to the Board of Directors for any reason not presently known or contemplated, the proxy holders will have discretionary authority in that instance to vote for a substitute nominee.

        Assuming a quorum is present, the two persons receiving the two highest totals of votes cast in favor of his or her election will be elected as Class II Directors.

Directors—Nominees for a Term of Three Years Expiring in 2007

        The nominees for election at the annual meeting of stockholders as Class II Directors are as follows:

        Jonathan J. G. Conibear (age 52) has served as a member of our Board of Directors since December 1996. In October 2001, Mr. Conibear became a managing director of Taylor and Francis, a United Kingdom academic research publisher. From 1986 to September 2001, Mr. Conibear served as Executive Director of Blackwell Science, Ltd., the largest publisher of medical societies' journals and one of the world's largest medical publishers, with headquarters in Oxford, U.K. From 1985 to 1997, Mr. Conibear had other responsibilities with Blackwell Science, including President, Blackwell Science Inc., Blackwell's U.S. subsidiary, Chair, Blackwell's Asian subsidiary, and Sales Director. From 1974 to 1985, Mr. Conibear served in various positions with Oxford University Press.

        Harry Jacobson, M. D. (age 57) became a Class III director in October 2003. Dr. Jacobson is Vice Chancellor for Health Affairs and Professor of Medicine at Vanderbilt University Medical Center. In 1985, Dr. Jacobson joined the Vanderbilt faculty as Professor of Medicine and Director of the Division of Nephrology. From 1978 to 1985, Dr. Jacobson was on the faculty of the University of Texas Southwestern Medical Center at Dallas. From 1976 to 1978, he served as Chief of the Renal Section of the U.S. Army Surgical Research Center at Brooke Army Medical Center. Dr. Jacobson is a member of numerous professional organizations, including the Institute of Medicine of the National Academy of Sciences, the American Society of Nephrology, the International Society of Nephrology, the American Society of Clinical Investigation, and the Association of American Physicians. He is a founder of Renal Care Group and is a member of its Board of Directors. Dr. Jacobson is a member of the Board of Directors of Kinetic Concepts, Inc., a global medical technology company, and has also served as Chairman of EBM Solutions, Inc. since 1999.

HEALTHGATE'S BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH NAMED NOMINEE.

Current Directors to Continue in Office Until 2005

        The current Class III Directors of the Company, who are not standing for re-election at this year's annual meeting and whose terms will expire at our annual meeting of stockholders in 2005, are as follows:

        Edson D. de Castro (age 66) has served as a member of our Board of Directors since December 1994. Since 1997, Mr. de Castro has been a self-employed business consultant. From 1992 to 1997, Mr. de Castro was Chairman of Xenometrix, Inc., a biotechnology company. From 1989 to 1990, Mr. de Castro was Chairman of the Board of Directors of Data General Corporation. From 1968 to 1989, Mr. de Castro served as President and Chief Executive Officer of Data General. Mr. de Castro is a director of AVAX Technologies, Inc., a biopharmaceutical company, and a director of VCampus Corp., a publisher of educational courseware for Internet training programs. Mr. de Castro is also a trustee of Boston University and a Member of the Clark University Graduate School of Management Advisory Council. Mr. de Castro is also a Member of the Corporation of Partners Healthcare System, Inc.

        William S. Reece (age 39) is a founder of HealthGate and has served as a member of HealthGate's board of directors and as President and Chief Executive Officer since the Company's inception in 1994. Mr. Reece has served as the Chairman of the Board of Directors since December 1994. From 1988 to 1994, Mr. Reece served in several positions, including Vice President, Sales and Marketing, Manager of U.S. Sales and Marketing Representative at PaperChase, a medical literature retrieval software company owned by Beth Israel Hospital in Boston.

Current Directors to Continue in Office Until 2006

        The current Class I Directors of the Company, who are not standing for re-election at this year's annual meeting and whose terms will expire at our annual meeting of stockholders in 2006, are as follows:

        David Friend (age 56) has served as a member of our Board of Directors since April 1995. He has been a Partner with the venture capital firm Orchid Partners since 2002. From 1999 to 2002, Mr. Friend was president and CEO of Sonexis, Inc., a telecommunications hardware company where he is currently the Chairman of the Board. From 1995 through December 1999, Mr. Friend served as Chairman of the Board of Directors of FaxNet Corp., a provider of messaging services to the telecommunications industry. During 1994 and 1995, Mr. Friend served as a lecturer at Massachusetts Institute of Technology. From 1983 to 1994, Mr. Friend served as Chairman of the Board of Directors of Pilot Software, an international software firm. Mr. Friend has also been a director of GEAC Computer Corporation, Limited since 2001.

        William G. Nelson, Ph.D. (age 70) has served as a member of our Board of Directors since October 2000. Since 1990, Dr. Nelson has been the Chairman of the Board of Directors of HarrisData Corp., a computer software company. Since 1999, Dr. Nelson has also been the Chairman of the Board of Directors of Repository Technologies Inc., a computer software company. Dr. Nelson has been a director of GEAC Computer Corporation, Limited since 1988, additionally from June 1996 through October 2000, Dr. Nelson served as the Chairman of the Board of Directors of GEAC, and from September 1996 until April 1999, he also served as its Chief Executive Officer and President. Since 1986, Dr. Nelson has also served as a director of Manugistics Group, Inc., a provider of intelligent supply chain optimization solutions for enterprises and evolving eBusiness trading networks. Since 2002, Dr. Nelson has served as a director of Catalyst International Inc., a supplier of supply chain management software. Dr. Nelson is a Partner with Orchid Partners, a venture capital firm. From December 1991 to December 1994, Dr. Nelson was President and Chief Executive Officer of Pilot Software, Inc. Dr. Nelson also serves as a trustee of Swarthmore College.

Other Current Director & Reduction in Size of Board of Directors

        Ford S. Worthy (age 47) was appointed a Class II Director in October 2003. Mr. Worthy's term as a Class II Director is scheduled to expire at the 2004 annual meeting of stockholders. Since 1997, Mr. Worthy has been a Partner at A. M. Pappas & Associates, LLC, a venture capital firm. From 1995 until 1997, Mr. Worthy was a corporate and securities attorney for Womble Carlyle Sandridge & Rice and was a member of that firm's Emerging Businesses practice group. Mr. Worthy is currently a director of EBM Solutions, Inc.

        In connection with his nomination for election as a Class II Director at the 2004 annual meeting of stockholders, Dr. Jacobson has agreed to resign as a Class III Director immediately upon his election as a Class II Director. Effective upon Dr. Jacobson's election as a Class II Director (and his simultaneous resignation as a Class III Director), the size of the Board of Directors of HealthGate will be reduced from seven to six.

PROPOSAL 2

APPROVAL OF HEALTHGATE'S 2004 STOCK OPTION & STOCK ISSUANCE PLAN

        HealthGate's 2004 Stock Option & Stock Issuance Plan (as amended, the "2004 Plan") was adopted by the Board of Directors in June 2004. The following is a summary of the material terms and conditions of the 2004 Plan. The full text of the 2004 Plan is attached as Attachment A to this proxy statement. The 2004 Plan provides for the grant of Incentive Stock Options for the purchase of HealthGate common stock intended to qualify under Section 422 of the Internal Revenue Code, the grant of stock options that do not so qualify, and the direct issuance of shares of common stock. HealthGate's directors, officers, employees and consultants are eligible to receive option grants and stock issuances under the 2004 Plan. The purpose of the 2004 Plan is to promote the interests of the Company and our stockholders by encouraging and enabling eligible employees and other persons affiliated with HealthGate to acquire stock in HealthGate. The Company believes that the granting of options and issuance of shares will stimulate the efforts of these persons, strengthen their desire to remain with HealthGate, provide them with more aligned interests in HealthGate's success and assure a closer identification between them and HealthGate.

        The total number of shares of HealthGate's Common Stock for which options may be granted and shares may be issued under the 2004 is 300,000. As of September 10, 2004, no options have been granted and no shares have been issued under the 2004 Plan. HealthGate previously maintained a 1994 Stock Option Plan, which had been adopted by the Board of Directors and approved by stockholders that terminated in June 2004. At the time of the termination of the 1994 Stock Option Plan 133,673 options were available and unissued under the 1994 Stock Option Plan.

        The affirmative vote of at least a majority of the shares of the Company's Common Stock represented in person or by proxy at the meeting and voting (provided a quorum is present) is required for the approval of the 2004 Plan.

HEALTHGATE'S BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 2004 STOCK OPTION & STOCK ISSUANCE PLAN.

Summary Description of the 2004 Stock Option & Stock Issuance Plan

        The 2004 Plan is administered by the Company's Board of Directors, which has authority to determine the optionees, the number of shares covered by an option, the option exercise price, the term of the option, the option vesting schedule, other terms and conditions of an option, as well as the grantees of a stock issuances and the terms and conditions of any stock issuance that would make the shares issued restricted stock subject to a risk of forfeiture or other restrictions that will lapse upon the passage of time or upon satisfaction of specified conditions. Only employees of the Company may be granted Incentive Stock Options ("ISOs"). Non-employee directors, employees, consultants and any other person may be granted non-qualified stock options ("non-ISOs") and stock issuances. Consistent with Section 422 of the Internal Revenue Code, the 2004 Plan provides that the exercise price of ISOs shall equal or exceed the fair market value of the stock on the date of grant. ISOs granted pursuant to the 2004 Plan are not transferable, other than by will or by the laws of descent and distribution, and may only be exercised while the optionee is an employee of the Company or during the three-month period following termination of employment; provided, however, that if the termination is due to total and permanent disability, the ISOs may be exercised for a period of twelve months after the termination. The 2004 Plan does not require that non-ISOs or direct stock issuances be subject to the limitations on price and transferability which are required of ISOs. If an option expires, terminates or is forfeited for any reason during the term of the 2004 Plan without having been exercised in full, the shares subject to the unexercised portion of such option will again be available for grant pursuant to the 2004 Plan. Similarly if the specified conditions of a restricted stock issuance are not satisfied for any reason during the term of the 2004 Plan the shares forfeited will again be available for grant pursuant to the 2004 Plan. Since grants of stock options and direct stock issuances under the 2004 Plan are made in the discretion of the Board of Directors, potential future stock option grants and potential stock issuances are not reasonably ascertainable. The 2004 Plan is scheduled to terminate in 2014.

Federal Income Tax Consequences

        The federal income tax consequences of participation in the 2004 Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to stock options and restricted stock.

        Stock Options.    The tax consequences of a stock option under the 2004 Plan depend on whether the stock option is an ISO or a non-ISO. An optionee will not recognize income at the time of a grant or exercise of an ISO and the Company may not deduct the related expense at those times. However, for purposes of the alternative minimum tax, the difference between the exercise price and the fair market value of the stock will be included in the optionee's alternative minimum tax income. The optionee has a taxable event only upon a later sale or disposition of the stock acquired pursuant to the exercise of the ISO. The tax treatment of the disposition of the stock will depend on when the optionee disposes of the stock. An optionee who sells stock acquired pursuant to the exercise of an ISO within one year from the date of exercise or within two years of the date of grant will recognize capital gain on the sale of the stock and ordinary income equal to the difference between the ISO's exercise price and the fair market value of the stock. An optionee who disposes of stock after a date that is both two years after the grant and one year after its exercise will recognize capital gain equal to the difference between the amount received on disposition and the adjusted basis in the stock.

        A different set of rules govern non-ISOs. There are no federal income tax consequences to the optionee or the Company upon the grant of non-ISOs with exercise prices equal to fair market value of the underlying common stock on the date of grant. Upon exercise of a non-ISO, the optionee will recognize ordinary income in the amount by which the fair market value of the stock option exceeds the exercise price of the stock option. The Company is allowed a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the optionee at the time of exercise of non-ISOs. The optionee's holding period for purposes of determining whether any subsequently realized gain or loss will be long-term or short-term will begin at the time the optionee recognizes ordinary income.

        Restricted Stock.    Generally, restricted stock is not taxable to a participant at the time of issuance, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect to recognize income at the time of issuance, in which case the fair market value of the shares at the time of issuance is included in ordinary income and there is no further income recognition when the restrictions lapse. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.

        This summary is not a complete description of the U.S. Federal income tax aspects of the 2004 Plan. Moreover, this summary relates only to Federal income taxes; there may also be Federal estate and gift tax consequences associated with the 2004 Plan, as well as foreign, state and local tax consequences.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information with respect to the beneficial ownership of our Common Stock as of September 10, 2004 by: (a) each person who we know owns beneficially more than 5% of our Common Stock; (b) each of our Directors; (c) each of the Named Executive Officers; and (d) all of our Directors, nominees and executive officers as a group. Unless otherwise indicated, the mailing address for each person and business entity listed below is c/o HealthGate Data Corp., 25 Corporate Drive, Suite 310, Burlington, MA 01803.

Beneficial Owner	Shares Beneficially Owned	Percent Beneficially Owned(1)
EBM Solutions, Inc.(2) 5409 Maryland Way, Suite 310 Brentwood, TN 37027	1,085,381	18.6%
William S. Reece(3)	806,535	14.2%
Blackwell Science Ltd.(4) Oxney Mead, Oxford OX2 OEL, United Kingdom	673,990	12.3%
Barry M. Manuel, M.D.(5) 65 Wellesley Road Belmont, MA 02478	395,933	7.2%
Ford S. Worthy(6)	459,657	8.2%
Harry R. Jacobson, M.D.(7)	241,121	4.3%
David Friend(8)	225,453	4.1%
William G. Nelson, Ph.D.(9)	162,940	3.0%
Veronica M. Zsolcsak(10)	124,999	2.2%
Paul Harman(11)	118,166	2.1%
Edson D. de Castro(12)	73,482	1.3%
Jonathan J.G. Conibear(13)	26,666	*
Executive Officers and directors as a group (9 persons)(14)	2,239,019	37.0%

*
Less than one percent of outstanding shares.

(1)
Percentage ownership is based on 5,494,766 shares outstanding as of September 10, 2004. Shares of Common Stock subject to options and warrants currently exercisable or exercisable within 60 days of September 10, 2004 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2)
Includes 333,333 shares of common stock issuable pursuant to a warrant granted to EBM Solutions, Inc. in connection with HealthGate's acquisition of certain assets and liabilities of EBM Solutions, Inc. in October 2003.

(3)
Includes 194,983 shares of Common Stock issuable to Mr. Reece upon the exercise of stock options.

(4)
Includes 88,759 shares owned by Blackwell Wissenschafts-Verlag GmbH, a wholly owned subsidiary of Blackwell Science.

(5)
Includes 395,933 shares owned by Dr. Manuel, 105,760 shares held in trusts for which Dr. Manuel serves as trustee for the benefit of his children and grandchildren. Dr. Manuel disclaims beneficial ownership of the 105,760 shares held in trust for the benefit of his children and grandchildren.

(6)
Includes 231,399 shares owned by EBM Solutions, Inc. which are expected to be distributed to A.M. Pappas Life Sciences Ventures I, L.P ("A.M.Pappas") upon EBM Solutions, Inc.'s anticipated liquidation and 111,111 shares owned by A.M. Pappas. Mr. Worthy is the Senior Vice President of AMP&A Management, LLC, the general partner of A.M. Pappas. Amount also includes 102,564 shares of common stock issuable pursuant to a warrant granted to EBM Solutions, Inc. Such warrant shares are expected to be distributed to A.M. Pappas upon EBM Solutions, Inc.'s anticipated liquidation. Mr. Worthy disclaims beneficial ownership of these shares. Includes 14,583 shares of Common Stock issuable to Mr. Worthy upon exercise of stock options.

(7)
Includes 4,000 shares held indirectly as the custodian for his children and grandchildren. Dr. Jacobson disclaims beneficial ownership of such shares. Also includes 115,700 shares owned by EBM Solutions, Inc. which are expected to be distributed to Dr. Jacobson upon EBM Solutions, Inc.'s anticipated liquidation and 51,282 shares of common stock issuable pursuant to a warrant granted to EBM Solutions, Inc. Such warrant shares are expected to be distributed to Dr. Jacobson upon EBM Solutions, Inc.'s anticipated liquidation. Dr. Jacobson disclaims beneficial ownership of these shares. Includes 14,583 shares of Common Stock issuable to Dr. Jacobson upon exercise of stock options

(8)
Includes 30,011 shares of Common Stock issuable to Mr. Friend upon exercise of stock options.

(9)
Includes 14,165 shares of Common Stock issuable to Dr. Nelson upon exercise of stock options.

(10)
Includes 124,999 shares of Common Stock issuable to Ms. Zsolcsak upon exercise of stock options.

(11)
Includes 113,333 shares of Common Stock issuable to Mr. Harman upon exercise of stock options.

(12)
Includes 30,011 shares of Common Stock issuable to Mr. de Castro upon exercise of stock options.

(13)
Includes 26,666 shares of Common Stock issuable to Mr. Conibear upon exercise of stock options.

(14)
Includes 563,334 shares of Common Stock issuable upon exercise of stock options, and 153,846 shares of common stock issuable upon exercise of stock warrants.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table summarizes the compensation paid to or earned by our Chief Executive Officer and Chief Financial Officer who are our most highly compensated executive officers (the "Named Executive Officers") whose total salary and bonus exceeded $100,000 for services rendered to HealthGate in all capacities during the years ended December 31, 2003, 2002, and 2001.

	Annual Compensation					Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus			Securities Underlying Options (#)(1)		All Other Compensation ($)(2)
William S. Reece President and Chief Executive Officer	2003 2002 2001	$213,750 240,000 240,000	$	— — 96,650	(3)	150,000 99,150 83,333	(4) (5)	178 205 51
Veronica Zsolcsak Chief Financial Officer	2003 2002 2001	205,313 225,000 225,000		— — 42,866	(3)	120,000 54,999 8,333	(4) (5)	430 483 121

(1)
All references to number of shares have been adjusted to reflect the 3-for-1 reverse stock split effective July 1, 2001.

(2)
Represents payments made by the Company in the respective years for term life insurance premiums on behalf of the Named Executive Officers.

(3)
Includes amounts paid in February 2002 for bonuses earned in 2001.

(4)
Options granted pursuant to Option Exchange Offer. On November 27, 2001, HealthGate commenced an offer to exchange certain options to purchase shares of its common stock upon the terms and subject to the conditions described in the Offer to Exchange dated November 27, 2001, as amended (the "Option Exchange Offer"). Under the Option Exchange Offer, employees, including executive officers, were given the opportunity to elect to cancel outstanding stock options held by them in exchange for an equal number of new options to be granted at a future date. Pursuant to the Option Exchange Offer, on December 28, 2001, Mr. Reece elected to cancel options for the purchase of 99,150 shares and Ms. Zsolcsak elected to cancel options for the purchase of 54,999 shares. In accordance with the terms of the Option Exchange Offer, HealthGate granted new options to purchase common stock in exchange for such tendered options on July 8, 2002. The exercise price of the new options was $0.25 per share (equal to the fair value of HealthGate's common stock as quoted on the Over-the-Counter Bulletin Board on the date of grant).

(5)
Options subsequently cancelled pursuant to Option Exchange Offer. See Note 4, above.

Option Grants in Year Ended December 31, 2003

        The following table sets forth information concerning the individual grants of stock options to each of the Named Executive Officers who received grants during the fiscal year ending December 31, 2003. All options were granted under HealthGate's 1994 Stock Option Plan.

					Potential Realizable Value At Assumed Annual Rates Of Stock Price Appreciation for Option Term(1)
	Individual Grant
	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year (%)(2)
Name			Exercise Price ($/Sh)	Expiration Date
					5% ($)	10% ($)
William S. Reece	150,000	24.42%	0.055	01/29/2008	2,279	5,037
Veronica Zsolcsak	120,000	19.54%	0.055	01/29/2008	1,823	4,029

(1)
Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. These assumptions are not intended to forecast future appreciation of our stock price. The potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock. The actual gains, if any, on the stock option exercises will depend on the future performance of the common stock, the optionee's continued employment through applicable vesting periods and the date on which the options are exercised and the underlying shares are sold.

(2)
In 2003, HealthGate granted options to its employees to purchase an aggregate of 614,144 shares of common stock.

Aggregated Option Exercises in 2003 and 2003 Year-End Option Values

        The following table sets forth certain information with respect to the number and value of option exercises in 2003 and unexercised options held by the Named Executive Officers on December 31, 2003.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
William S. Reece	—	—	213,039	119,444	34,643	44,438
Veronica Zsolcsak	—	—	84,302	165,697	22,710	50,689

(1)
The value of unexercised in-the-money options represents the difference between $0.45 (the closing price of HealthGate's common stock as quoted on the Over-the-Counter Bulletin Board on December 31, 2003, the last day of HealthGate's fiscal year), and the exercise price of the stock options, multiplied by the number of shares subject to the stock options.

Compensation of Directors

        Directors of HealthGate who are also our employees did not receive additional compensation for serving as Directors.

        In 2003 each of HealthGate's non-employee Directors received $2,700 per quarterly Board of Directors' meeting attended, $450 per Committee meeting attended, and $450 per monthly Board of

Directors' conference call attended. This represents a 10% reduction from director fees in 2002. Directors are also reimbursed, upon request, for expenses incurred in attending each Board of Directors' meeting.

        Additionally, as compensation for their services each of HealthGate's non-employee Directors is granted stock options under the Company's 1994 Stock Option Plan. These options have an exercise price equal to the Company's share price on the date of grant, vest quarterly in twelve equal installments based on continuing service as a director through each applicable quarter and have a five year term for options granted prior to 2004 and a ten year term for options granted in or after January 2004.

        In January 2003, simultaneously with the reduction in cash fees payable to Directors, the number of options issued to non-employee Directors for their services was increased from 3,333 per year (or 10,000 for a three year period) to 11,666 per year (or 35,000 for the three-year period through 2005). Accordingly, in January 2003 stock options for an additional 25,000 shares over a three year period (which when combined with the previous grants of 3,333 annually provides for 11,666 shares annually) were granted for the continuing services of each of the six non-employee directors. The January 2003 options were granted under HealthGate's 1994 Stock Option Plan, have an exercise price of $0.055 per share (which was the closing price for HealthGate's common stock as reported by Over-the-Counter Bulletin Board at the time of grant), and like other non-employee director options vest quarterly over three years based on continuing service as a director and expire in five years (January 2008).

        Upon their election to the Board of Directors in October 2003, each of Dr. Jacobson and Mr. Worthy were granted stock options for 35,000 shares of HealthGate's Common Stock (which vest quarterly over 3 years). The exercise price of these options is $0.70 per share which is equal to the closing price for HealthGate's common stock as reported by the Over-the-Counter Bulletin Board on the date of grant.

Employment Contracts, Termination of Employment, and Change-In-Control Arrangements

        Under an employment agreement dated October 1, 1995, HealthGate agreed to employ Mr. Reece as Chairman of the Board, President and Chief Executive Officer of HealthGate for a period of three years beginning on October 1, 1995, to be automatically renewed on an annual basis, unless either party does not wish to extend the employment agreement, in which case the agreement will terminate three years from the applicable renewal date. Under the agreement, Mr. Reece's minimum base salary is subject to annual review by the Board of Directors. Mr. Reece is also eligible to participate in any bonus programs HealthGate adopts. Mr. Reece's 2003 annual base salary was reduced to $216,000 in February 2003. Mr. Reece voluntarily further reduced his annual base pay to $195,000 for the period October 16 through December 31, 2003. Mr. Reece did not receive any bonuses under HealthGate's 2003 Executive Bonus Plan.

        HealthGate may terminate Mr. Reece's employment for malfeasance, nonfeasance or breach of the employment agreement, as determined by 75% of the Board of Directors. If we terminate Mr. Reece's employment for malfeasance, nonfeasance or breach of the employment agreement, Mr. Reece will be entitled to receive a lump sum severance payment equal to 12 months' compensation at his then current base salary, the amount of any bonus paid to him in the previous contract year, and any accrued bonus through the date of termination, plus any benefits to which he is entitled for 12 months following the date of termination. We may also terminate Mr. Reece's employment if Mr. Reece is convicted of a felony involving HealthGate. If we terminate Mr. Reece's employment for conviction of a felony involving HealthGate, Mr. Reece will not be entitled to any further compensation under the employment agreement, except as may be required by applicable law.

        In addition, Mr. Reece may elect to terminate the employment agreement for good reason or following a change in control of HealthGate. In the event Mr. Reece makes such an election for good reason or as a result of a change in control, he will be entitled to a lump sum severance payment equal to 12 months' compensation at his then current base salary, any accrued bonus through the date of election, plus any benefits to which he is entitled for 12 months following the date of election.

        HealthGate has agreed that if it terminates the employment of certain employees, including Veronica Zsolcsak, Chief Financial Officer, and Paul Harman, Vice President, Business Development, without cause, the employee shall be entitled to severance payments comprising the employee's then current base salary and then current health care coverage for six months from the date of termination.

Compensation Committee Interlocks and Insider Participation

        None of our executive officers serves as a member of the Board of Directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee. Our Compensation Committee currently consists of Mr. Conibear, Dr. Jacobson and Mr. Worthy, none of whom has ever been an officer or employee of HealthGate.

Report of the Compensation Committee on Executive Compensation

        The Compensation Committee has provided the following report. The material in this report is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 Act, as amended, or the Securities Exchange Act of 1934, as amended:

        HealthGate Data Corp.'s Compensation Committee is responsible for establishing HealthGate's philosophy of structuring executive compensation packages to enable HealthGate to attract and retain qualified executives and to motivate such individuals to maximize their efforts on behalf of HealthGate. The Compensation Committee makes recommendations regarding executive compensation, including base salaries and bonus awards. HealthGate also awards stock option grants to its officers and employees.

        HealthGate's compensation philosophy is based on the belief that competitive compensation is essential to attract, motivate and retain highly qualified employees. The Compensation Committee recommends total compensation for HealthGate's executive officers by following a policy of basing such executive's compensation upon the executive's individual performance and contribution to the development and financial success of HealthGate. In addition, when determining the baseline for executives' compensation packages, the Compensation Committee considers the compensation packages provided by companies within its industry and by companies outside the industry with which HealthGate competes for executive talent.

        Annual compensation for HealthGate's executives consists of base salary and potential bonuses. Additionally, equity in the form of stock option grants may be awarded.

        Cash Compensation. Annual cash compensation consists of base salary and potential bonus. In recommending salaries for HealthGate's executive officers, the Compensation Committee considers a number of factors, including: experience, personal performance, development and implementation of short-term and long-term planning objectives, the salary levels for similar positions within the industry in which HealthGate competes and in other industries, the Company's performance and company-wide salary compatibility. The weight given to each of these factors differs from individual to individual, as the Compensation Committee may deem appropriate. In order to have a portion of each executive officer's compensation contingent upon HealthGate's performance, the Compensation Committee establishes an annual bonus plan for executives. In February 2003, the Compensation Committee established a structured, objective and formulaic Executive Bonus Plan for 2003, pursuant to which eligible officers (the Chief Executive Officer and the Chief Financial Officer) were eligible for year end bonuses based upon HealthGate's cash generation and revenue in 2003. The cash generation and revenue goals were not attained and no bonuses were paid under the 2003 Executive Bonus Plan.

        Equity Ownership. Total compensation at the executive level also includes long-term incentives afforded by the grant of stock options. The purpose of HealthGate's stock ownership program is to assist in the attraction and retention of key executives, to align the interest of each executive officer with HealthGate's stockholders and to provide each executive officer with a significant incentive to manage HealthGate from the perspective of an owner with an equity stake in HealthGate. When issued, stock option grants to executive officers have exercise prices equal to the fair market value at grant and vest in installments over a period of years, conditional upon the executive officer's continued service with HealthGate. In January 2003, the Compensation Committee recommended and the Board of Directors granted options for the purchase of 400,000 shares of the Company's stock to four employees, including 150,000 options to the Chief Executive Officer and 120,000 options to the Chief Financial Officer. The options have an exercise price of $0.055 per share (which is equal to the January 28, 2003 last sale price of the Company's common stock as quoted on the Over-The-Counter Bulletin Board), a term of five years (subject to earlier termination upon termination of employment), vest at a rate of 8 1/3% per quarter for 12 quarters and have other terms and conditions substantially similar to stock options previously granted to HealthGate's employees.

        Chief Executive Officer 2003 Compensation. The compensation arrangements for Mr. Reece with respect to the 2003 fiscal year were primarily based upon the terms of his existing employment contract with HealthGate. Pursuant to the 1995 Employment Agreement, Mr. Reece is entitled to an annual minimum base salary, subject to annual review by the Board of Directors. In addition, Mr. Reece was eligible for bonuses under the Executive Bonus Plan for 2003.

        In applying the goals of the Compensation Committee, the Compensation Committee recommended Mr. Reece's annual base salary effective February 16, 2003 be $216,000, which was a 10% reduction from his 2002 base salary. Mr. Reece was eligible to recapture the 10% salary reduction and was eligible for additional bonuses upon attainment of certain cash generation and revenue goals for 2003 as described in the 2003 Executive Bonus Plan. No salary recapture payments and no bonuses were paid under the Executive Bonus Plan for 2003. As described above, in January 2003 Mr. Reece was granted options for the purchase of 150,000 shares of HealthGate's common stock, and Mr. Reece voluntarily further reduced his annual base pay to $195,000 for the period October 16 through December 31, 2003.

        Mr. Conibear has been a member of the Compensation Committee since April, 1999. Dr. Jacobson and Mr. Worthy were appointed to the Compensation Committee in December 2003.

The Compensation Committee of HealthGate Data Corp., Jonathan J.G. Conibear, Chairman Harry R. Jacobson Ford S. Worthy

STOCK PRICE PERFORMANCE GRAPH

        The following graph compares cumulative total stockholder return on the Company's common stock since January 26, 2000, the date of HealthGate's initial public offering, with the cumulative total return for the Nasdaq Stock Market (U.S.) Index and the Media General Financial Services Healthcare Information Services Index. The graph assumes the investment of $100 on January 26, 2000 in HealthGate's common stock, the Nasdaq Stock Market (U.S.) Index and the Media General Financial Services Healthcare Information Services Index and assumes reinvestment of all dividends.

	Cumulative Total Return
	1/00	3/00	6/00	9/00	12/00	3/01	6/01	9/01	12/01	3/02	6/02	9/02	12/02	3/03	6/03	9/03	12/03
HealthGate Data Corp	100.00	51.14	10.88	1.71	2.27	3.18	1.18	1.36	1.21	0.58	0.18	0.12	0.25	0.58	1.39	1.39	1.36
Nasdaq Stock Market (U.S.)	100.00	112.89	98.15	90.50	60.60	45.22	53.33	37.00	48.10	45.58	36.33	29.15	33.25	33.35	40.33	44.41	44.41
Media General Healthcare Information Services	100.00	64.72	45.81	49.65	37.72	29.93	36.10	27.63	35.99	37.29	29.54	24.44	29.68	30.10	32.95	34.55	34.55

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In June 1999, HealthGate entered into a development and distribution agreement with GE Medical Systems pursuant to which we agreed to develop GE Medical Systems branded enhanced versions of our CHOICE Web site product and granted GE Medical Systems a license to sell our CHOICE Web site product. In June 2000, 2001 and 2002, the development and distribution agreement was renewed for additional one-year periods. GE Medical Systems made no payments to HealthGate pursuant to this agreement in 2002. In February 2003, HealthGate entered into a settlement agreement with GE Medical Systems pursuant to which HealthGate paid GE Medical Systems approximately $70,000 for commissions due under this development and distribution agreement for the calendar years 1999 through 2002. General Electric Company, including its affiliates, was a principal stockholder of HealthGate until May 2003.

        In May 2003, HealthGate Data Corp. acquired 835,485 shares of its common stock from GE Capital Equity Investments, Inc. and 318,182 shares of its common stock from National Broadcasting Company, Inc. (NBC). The 1,153,667 shares represented more than 19% of all HealthGate's outstanding shares. General Electric Company and NBC also agreed to cancel without exercise warrants for the purchase of up to 463,266 shares of HealthGate common stock. As consideration for these shares and cancellation of the warrants, HealthGate did not pay cash, but rather transferred to NBC all HealthGate's rights to its general unsecured claim against Medical SelfCare, Inc. ("SelfCare"). In December 2000 SelfCare had made an assignment for the benefit of creditors. HealthGate had previously determined that a material recovery of its claim in the SelfCare liquidation was remote. At the time of the transaction, NBC was involved in litigation with SelfCare.

        On October 27, 2003, HealthGate acquired substantially all of the assets and certain liabilities of privately-held EBM Solutions, Inc. ("EBM Solutions"), a provider of evidence-based medical guidelines and care management applications. In conjunction with the acquisition, HealthGate issued to EBM Solutions 752,048 shares of HealthGate's common stock and a warrant to purchase an additional 333,333 shares of HealthGate's common stock with an exercise price of $1.20 per HealthGate share. In connection with the acquisition, certain stockholders of EBM Solutions purchased from HealthGate 333,333 shares of HealthGate common stock for $1.20 per share. Through this acquisition HealthGate acquired 115 evidence-based clinical guidelines and related intellectual property and technology. Harry Jacobson and Ford Worthy, who are directors of EBM Solutions, were elected directors of HealthGate immediately following the closing of this transaction. Harry Jacobson is a 15.4% stockholder of EBM Solutions and purchased 55,556 shares of HealthGate common stock at $1.20 per share in the transaction. Ford Worthy is a Partner of A.M. Pappas Life Science Ventures I, L.P., which is a 30.4% stockholder of EBM Solutions, and which purchased 111,111 shares of HealthGate common stock at $1.20 per share in the transaction. Vanderbilt University, where Harry Jacobson is Vice Chancellor for Health Affairs and Professor of Medicine at Vanderbilt University Medical Center, is a 15.4% stockholder in EBM Solutions and purchased 55,556 shares of HealthGate common stock at $1.20 per share in the transaction.

CORPORATE GOVERNANCE MATTERS

Board of Directors and Committees

        During 2003, there were 10 meetings of the Board of Directors. In 2003, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and all meetings held by all committees of the Board on which such director served, except that Mr. Conibear attended 5 of the 10 Directors' meetings and the single Compensation Committee meeting.

        The Board of Directors of the Company has standing Audit, Compensation and Nominating Committees.

        The Audit Committee consists of Messrs. de Castro and Friend and Dr. Nelson. The Audit Committee operates under a written charter adopted by the Board of Directors that was amended and restated in 2003. A copy of the Amended and Restated Audit Committee Charter is attached as Attachment B to this proxy statement. Mr. de Castro is an audit committee financial expert (as defined in Item 401(h)(2) of Regulation S-K). Mr. de Castro, Mr. Friend and Dr. Nelson are each independent (as defined under Nasdaq rules). The Audit Committee held 9 meetings in 2003.

        The Compensation Committee consists of Dr. Jacobson and Messrs. Conibear and Worthy. The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for our employees, including executive officers and the Chief Executive Officer. The Compensation Committee held one meeting in 2003.

Nominating Commitee

        HealthGate established a Nominating Committee in 2004. The Nominating Committee consists of William Nelson, Chairman; David Friend and Harry Jacobson, each of whom is independent (as defined under Nasdaq rules). The Nominating Committee operates under a charter which is posted at the Company's website at www.healthgate.com. The Committee held one meeting in 2004. The Nominating Committee advises and makes recommendations to the Board concerning the selection of candidates as nominees for election as Directors. The Committee recommended this year's Class II director candidates.

        In selecting candidates for nomination at the annual meeting of the Company's shareholders, the Nominating Committee begins by considering incumbent directors. The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving the Company the benefit of the familiarity and insight into the Company's affairs that its directors have accumulated during their tenure, while contributing to the Board's ability to work as a collective body. Accordingly, it is the policy of the Committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the Committee's criteria for membership on the Board, whom the Committee believes will continue to make important contributions to the Board. If there are Board positions for which the Committee will not be re-nominating a qualified incumbent, the Committee will solicit recommendations for nominees from persons whom the Committee believes are likely to be familiar with qualified candidates, including members of the Board and senior management. The Committee will review and evaluate each candidate whom it believes merits serious consideration, taking into account all available information concerning the candidate, the qualifications for Board membership established by the Committee, the existing composition and mix of talent and expertise on the Board and other factors that it deems relevant. In conducting its review and evaluation, the Committee may solicit the views of management and other members of the Board and may, if deemed helpful, conduct interviews of proposed candidates. The Committee will evaluate candidates recommended by shareholders in the same manner as candidates recommended by other persons, except that the Committee may consider, as one of the factors in its evaluation of shareholder recommended candidates, the size and duration of the interest of the recommending shareholder or shareholder group in the equity of the Company.

        Under a policy formulated by our Nominating Committee, the Company generally requires that all candidates for directors be persons of integrity, be able to represent all shareholders fairly, have no interests that materially conflict with those of the Company and its shareholders, have demonstrated professional achievement, have meaningful management, advisory or policy making experience, have a general appreciation of the major business issues facing the Company, and have adequate time to devote to service on the Board. For a detailed description of the qualifications required of candidates for director, as well as any specific qualities or skills the Company believes should be possessed by one or more directors, see the Company's website at www.healthgate.com.

        The Nominating Committee will consider recommendations for director nominations submitted by shareholders entitled to vote generally in the election of directors. Submissions must be made in accordance with the Committee's procedures, as outlined below and set forth on the Company's website at www.healthgate.com. The Nominating Committee will only consider candidates who satisfy the Company's minimum qualifications for director, as outlined above and set forth on the Company's website at www.healthgate.com, including that directors represent the interests of all shareholders. In considering a shareholder recommendation, the Nominating Committee will take into account, among other factors, the size and duration of the recommending shareholder's ownership interest in the Company and whether the shareholder intends to continue holding that interest through the annual meeting date. Shareholders should be aware, absent special circumstances, the Nominating Committee will not consider other candidates when a qualified incumbent consents to stand for re-election.

        A shareholder wishing to recommend to the Nominating Committee a candidate for election as director must submit the recommendation in writing, addressed to the Committee, care of the Company's corporate Secretary at 25 Corporate Drive, Suite 310, Burlington, Massachusetts 01803. Submissions recommending candidates for election at annual meeting of shareholders must be received no later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of shareholders. In the event that the date of the next annual meeting of shareholders is more than 30 days following the first anniversary date of the annual meeting of shareholders for the prior year, the submission must be made a reasonable time in advance of the mailing of the Company's next annual proxy statement. Each nominating recommendation must be accompanied by the information called for by the Company's "Procedures for Security Holders Submitting Nominating Recommendations," which is posted the Company's website at www.healthgate.com. This includes specified information concerning the shareholder or group of shareholders making the recommendation, the proposed nominee, any relationships between the recommending shareholder and the proposed nominee and the qualifications of the proposed nominee to serve as director. The recommendation must also be accompanied by the consent of the proposed nominee to serve if nominated and the agreement of the nominee to be contacted by the Committee, if the Committee decides in its discretion to do so.

Code of Conduct and Ethics

        In December 2003, the Board of Directors of HealthGate adopted a Code of Conduct and Ethics which is applicable to all employees, including the chief executive officer, chief financial officer, principal accounting officer and controller. HealthGate's Code of Conduct and Ethics is posted on the Company's website at www.healthgate.com. HealthGate intends to describe any amendments to its Code of Conduct and Ethics any waivers granted to HealthGate's chief executive officer, chief financial officer, principal accounting officer and controller under the Code of Conduct and Ethics on the Company's website at www.healthgate.com.

Security Holder Communications with Directors

        Stockholders of the Company may send communications to the Board of Directors by mailing such communications to HealthGate Data Corp., 25 Corporate Drive, Suite 310, Burlington, MA 01803, Attention: Board of Directors.

Director Attendance at Annual Meetings

        The Company does not require Directors to attend the meeting of stockholders. One director attended the 2003 annual meeting of stockholders.

Audit Committee Report

        The Audit Committee has provided the following report. The material in this report is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 Act, as amended, or the Securities Exchange Act of 1934, as amended:

        The Audit Committee is composed of three independent non-employee directors. The role of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee the Corporation's financial reporting process. Management is responsible for our financial statements and reporting process, including our systems of internal controls and financial reporting process. The Corporation's independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States. The Audit Committee's responsibilities include appointing and overseeing the work of the Company's independent auditors; reviewing the scope of the proposed audit for the current year and the audit procedures to be utilized; reviewing the results of the audit, including recommending actions in response to any comments or recommendations of the independent auditors; reviewing with the independent auditors and management the adequacy and effectiveness of the Company's accounting and financial controls; reviewing the financial statements to be filed quarterly with the Securities and Exchange Commission with management and the independent auditors; reviewing the financial statements contained in the annual report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders.

        The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, their judgments as to the quality of our accounting principles and such other matters as are required to be discussed with the committee under Statement of Auditing Standards No. 61, "Communication with Audit Committees" as amended by Statement of Auditing Standards No. 90, "Auditing Committee Communications." In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from HealthGate and its management, including the matters in the written disclosures we received from the auditors as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and considered the compatibility of non-audit services with the auditors' independence.

        Based on its review and discussions and subject to the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended to the Board of Directors that HealthGate's audited financial statements be included in HealthGate's annual report on Form 10-K for the fiscal year ended December 31, 2003.

                  The Audit Committee of HealthGate Data Corp.,

                      Edson D. de Castro, Chairman
                      David Friend
                      William G. Nelson, Ph.D.

RELATIONSHIP WITH CERTIFIED PUBLIC ACCOUNTANTS

        The accounting firm of PricewaterhouseCoopers LLP served as HealthGate's independent auditors for 2003. A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting of stockholders with the opportunity to make a statement and respond to appropriate questions from the stockholders. The Audit Committee has sole authority to appoint an accounting firm to serve as HealthGate's independent auditors for the year 2004.

        The following table sets forth invoiced and estimated fees incurred by HealthGate from its principal accountant for the years ended December 31, 2003 and 2002.

	2003	2002
Audit fees	$223,695	$200,370
Audit-related fees(1)	39,050	7,365
Tax fees(2)	—	14,300
All other fees	—	—

Total	$262,745	$222,035

(1)
This category consists of fees related to the acquisition of substantially all of the assets and certain liabilities of EBM Solutions, Inc. including an attempted audit in 2003, and the acquisition of the assets of The Natural Pharmacist in 2002.

(2)
This category consists of fees related to tax compliance services and tax planning and advice.

        In April 2003, HealthGate's Audit Committee adopted Pre-Approval Policies and Procedures for Audit and Non-Audit Services. Pursuant to these policies and procedures, the Audit Committee is to annually review and pre-approve the independent audit firm's year-end audit and new fiscal year quarterly reviews as well as other known or anticipated audit or non-audit services. During the course of the year, the Audit Committee (or the Chairman of the Audit Committee, provided he or she reports such approval at the next Audit Committee meeting) may pre-approve additional non-audit services that have not been pre-approved at the initial review.

        During HealthGate's three most recent fiscal years, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused the firm to make a reference to the subject matter of the disagreement in connection with its report.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Based solely on a review of Forms 3, 4, and 5 furnished to HealthGate pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934 (the "Exchange Act") during and with respect to its most recent fiscal year, as well as written representations furnished to HealthGate by reporting persons, all persons subject to Section 16 of the Exchange Act with respect to HealthGate have filed on a timely basis all reports required by Section 16(a) of the Exchange Act during the most recent fiscal year, except that due to a clerical error, Dr. Jacobson's Form 4 reporting the open market purchase of a total of 1,483 shares of HealthGate common stock at $0.50 per share as custodian for his children and grandchildren on November 3, 6, and 11, 2003 was filed on December 3, 2003.

STOCKHOLDER PROPOSALS

        Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the Company consistent with SEC Rule 14a-8, which in certain circumstances may require the inclusion of qualifying proposals in HealthGate's Proxy Statement. For such proposals to be considered for inclusion in the Proxy Statement and proxy relating to the Company's 2005 Annual Meeting of Stockholders, all applicable requirements of SEC Rule 14a-8 must be satisfied and such proposals must be received by HealthGate no later than January 24, 2005, assuming a June 27, 2005 meeting and a mailing date of May 23, 2005 for the proxy statement (both of these dates may change).

        In addition, under the Company's By-Laws, no business may be brought before an annual meeting or nominations made for persons for election to the Board of Directors except pursuant to the notice of the meeting (which includes stockholder proposals that HealthGate sets forth in its proxy statement under SEC Rule 14a-8), or as otherwise brought before the meeting by or at the direction of the Board of Directors or by a stockholder who has delivered timely written notice to HealthGate (containing certain information specified in the By-Laws) not less than 60 days prior to the date of the annual meeting; provided, in the event that the 2005 annual stockholders meeting is called for a date prior to the fourth Tuesday in June and less than 70 days notice or prior public disclosure of the date of the annual meeting is given or made, notice by the stockholder in order to be timely must be received not later than the close of business on the tenth day following the earlier of the date on which notice of the date of the annual meeting was mailed to stockholders or the date on which public disclosure was made of the date of the annual meeting. Accordingly, a stockholder who intends to present a nomination for Director or a proposal at the 2005 Annual Meeting of stockholders without inclusion of the proposal in the Company's proxy materials must provide written notice of the nomination or other business they wish to propose to HealthGate no later than April 28, 2005 (assuming an annual stockholders meeting on June 27, 2005) or as pursuant to the applicable formula described above if the annual meeting is scheduled for another date.

        All notices of proposals by stockholders and all requests for copies of the full text of the By-law provisions discussed above should be sent to HealthGate Data Corp., 25 Corporate Drive, Suite 310, Burlington, Massachusetts, 01803, Attention: Secretary.

        The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

        Management is not aware of any matters proposed to be presented to the meeting by any other person. However, if any other business should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their best judgment on such business.

ANNUAL REPORT

        The Company's Annual Report on Form 10-K with respect to the year ended December 31, 2003, which includes the Company's audited financial statements, accompanies this Proxy Statement.

        ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE FURNISHED AT NO CHARGE TO EACH PERSON TO WHOM A PROXY STATEMENT IS DELIVERED UPON RECEIPT OF A WRITTEN OR ORAL REQUEST OF SUCH PERSON ADDRESSED TO: TREASURER, HEALTHGATE DATA CORP., 25 CORPORATE DRIVE, BURLINGTON, MASSACHUSETTS, 01803 (TELEPHONE: (781) 685-4000).

Appendix A

        HEALTHGATE DATA CORP.
2004 STOCK OPTION & STOCK ISSUANCE PLAN
Initially Adopted March 24, 2004
Amended and Restated June 23, 2004

HEALTHGATE DATA CORP.
2004 STOCK OPTION & STOCK ISSUANCE PLAN

        1.    Purpose of the Plan.    HealthGate Data Corp., a Delaware corporation (the "Company"), wishes to advance its interests by encouraging and enabling eligible employees of the Company and other persons affiliated with the Company to acquire stock in the Company, and believes that the granting of stock and stock options (including both "Incentive Stock Options" and "non-ISOs") will stimulate the efforts of such persons, strengthen their desire to remain with the Company, provide them with a more direct interest in its welfare and assure a closer identification between them and the Company. In order to provide for the granting of stock and stock options, the Company has adopted this 2004 Stock Option & Stock Issuance Plan (the "Plan") in furtherance of its objectives with respect to its employees and other persons affiliated with the Company. As used herein, an "Incentive Stock Option" shall mean an option described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); and, a "non-ISO" shall mean an option (i) in which the fair market value of the stock which may be acquired upon exercise of such option exceeds the limitation for Incentive Stock Options set forth in Section 6 hereof, (ii) which for some other reason does not satisfy the requirements of the Code applicable to Incentive Stock Options; or (iii) which was granted after December 31, 1986, and contains terms that provide that it will not be treated as an Incentive Stock Option. As used herein, "Stock Options" shall include both Incentive Stock Options and non-ISOs.

        2.    Amount of Stock Subject to the Plan.    The total number of shares of Common Stock, par value $0.03 per share, of the Company which may be issued pursuant to stock issuances or sold pursuant to Stock Options granted under the Plan shall not exceed 300,000 shares. The shares issued or sold under the Plan may be either authorized and unissued shares or issued shares reacquired by the Company. In the event that any Stock Options granted under the Plan shall terminate or expire for any reason without having been exercised in full, the shares not purchased under such Stock Options shall be again available for Stock Options or stock issuances pursuant to this Plan. In the event any shares of stock issued under this Plan subject to vesting shall not vest and revert to the Company, such shares shall be again available for Stock Options or stock issuances pursuant to this Plan.

        3.    Administration.    The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board shall have the authority, in its discretion, to issue shares to any person, to grant an Incentive Stock Option to any eligible employee and to grant a non-ISO to any person. All Stock Options shall be evidenced by written instruments (which need not be uniform). Terms and conditions for stock issuances may be set forth in written stock issuance agreement (which need not be uniform).

        The Board shall have authority in its discretion to determine the individuals to whom Stock Options shall be granted, the times when they shall receive them, the option price of each Stock Option, the period during which and terms and conditions under which each Stock Option may be exercised, and the number of shares to be subject to each Stock Option.

        The Board shall have authority in its discretion to determine the individuals to whom stock issuances shall be made, the times when they shall receive them, the consideration of such stock issuance and the terms of such stock issuance (including, without limitation, vesting or rights of repurchase terms), and the number of shares to be subject to each issuance.

        The Board shall also have authority to construe the respective Stock Options, terms of stock issuances, and this Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions not specified in or incorporated with the Plan to be included in the respective Stock Options or stock issuance agreements (which need not be uniform) and to make all other determinations necessary or advisable for administering the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Stock Option or stock issuance agreement in the manner and to the extent that it shall deem expedient to carry into effect, and it shall be the sole and final judge of such expediency. All actions or determinations of the Board shall be by majority vote of its members and the determination of the Board on the matters referred to in this section shall be conclusive.

        Notwithstanding the foregoing, the Board's authority as set forth in this Section 3 with respect to matters involving Incentive Stock Options is subject to the express provisions and limitations of this Plan and subject to Section 422 of the Code.

        4.    Eligibility.    Only employees of the Company shall be eligible to receive Incentive Stock Options hereunder. A director of the Company who is not also an employee of the Company shall not be eligible to receive Incentive Stock Options hereunder. Employees, directors, consultants and other persons affiliated with the Company are eligible to receive non-ISO's and stock issuances hereunder.

        5.    Restrictions on Incentive Stock Options.    An Incentive Stock Option shall not be granted to any employee, who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, provided, however, that the prohibition of granting Incentive Stock Options to employees owning more than ten percent (10%) of the voting power of the Company or its parent or subsidiary corporation shall not apply if at the time such Incentive Stock Option is granted the price of Incentive Stock Option is at least 110% of the fair market value of the stock subject to the Incentive Stock Option and such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date such Incentive Stock Option is granted. For the purposes of the preceding sentence, an individual is considered to own the stock directly or indirectly by or for his brothers, sisters, spouse, ancestors and lineal descendants.

        Notwithstanding any provisions of this Plan, any Incentive Stock Option granted hereunder shall contain all provisions required to be included in the terms of an Incentive Stock Option under Section 422 of the Code.

        6.    Option Exercise Price and Payment.    The purchase price of Common Stock provided under each Stock Option granted pursuant to the Plan shall be set by the Board and in the case of Incentive Stock Options shall equal or exceed the fair market value of the stock on the date of the granting of the Incentive Stock Option, as determined by the Board and such purchase price shall equal or exceed the par value per share of the Common Stock. The purchase price (plus the amount of any applicable withholding taxes) shall be paid in full upon each exercise of a Stock Option. The Board may, in its discretion, provide that the purchase price of Common Stock provided under either an Incentive Stock Option (granted pursuant to the Plan) or non-ISO may be payable with mature stock of the Company (i.e. stock held by the optionee for at least six months). The proceeds of the sale of stock subject to the Stock Options are to be added to the general funds of the Company and used for its corporate purposes.

        7.    Period of Incentive Stock Options and Certain Limitations on Rights to Exercise Incentive Stock Options.     Each Incentive Stock Option shall expire no later than ten (10) years from the date of grant of the Incentive Stock Option; provided, however, that except as provided in Sections 9 and 10 hereof, no holder of an Incentive Stock Option may exercise his Incentive Stock Option unless at the time of exercise the holder has been continuously in the employ of the Company since the grant of his Incentive Stock Option.

        Incentive Stock Options granted hereunder may also include provisions (which need not be uniform) designed to prevent violations of the Securities Act of 1933, and the rules and regulations thereunder, upon the exercise of an Incentive Stock Option or the sale or other disposition of the shares of Common Stock purchased on exercise of an Incentive Stock Option.

        No holder of any Incentive Stock Option or such holder's legal representatives, legatees or distributees, as the case may be, will be or will be deemed to be a holder of any shares covered by the

Incentive Stock Option unless and until the holder has exercised the Incentive Stock Option as to such shares, paid for such shares in full and received certificates representing such shares.

        8.    Non-transferability of Incentive Stock Options.    No Incentive Stock Option granted under the Plan shall be transferable otherwise than by will or by the laws of descent and distribution, and an Incentive Stock Option may be exercised during the lifetime of the employee to whom it is granted only by the employee.

        9.    Termination of Employment.    If the employment of an employee to whom an Incentive Stock Option has been granted terminates for any reason other than by death, the Incentive Stock Option holder may exercise the Incentive Stock Option (to the extent the employee was entitled to do so at the termination of his employment) only at any time and from time to time within ninety (90) days after such termination, but in no event after the expiration of his Incentive Stock Option; provided, however, that if the employment of an employee to whom an Incentive Stock Option has been granted terminates due to the permanent and total disability of such employee, such employee may exercise the Incentive Stock Option (to the extent the employee was entitled to do so at the termination of employment) only at any time and from time to time within one year after such termination, but in no event after the expiration of his Incentive Stock Option. Incentive Stock Options granted under the Plan shall not be affected by any change of employment so long as the holder continues to be an employee of the Company. Nothing in the Plan or in any Stock Option granted under it shall confer any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate any employment at any time.

        10.    Death of Holder of Incentive Stock Option.    In the event of the death of the holder of an Incentive Stock Option under the Plan while the holder is employed by the Company or a subsidiary of the Company, the Incentive Stock Option theretofore granted to the holder may be exercised (to the extent the deceased was entitled to do so at the date of death) at any time and from time to time within a period of ninety (90) days after the holder's death by the person or persons to whom the holder's rights under said Incentive Stock Option shall pass by will or the laws of descent and distribution, but in no event may such person or persons exercise the Incentive Stock Option after its expiration.

        11.    Adjustments Upon Changes in Capitalization, Stock Splits, Mergers, Etc.    Notwithstanding any other provisions of the Plan, any Stock Option or any stock issuance agreement, in the event of any stock dividend, recapitalization, merger, sale of all or substantially all of the assets or outstanding equity, consolidation, liquidation, dissolution, split-up, combination or exchange of shares, or similar change in the outstanding Common Stock of the Company by reason of the foregoing or similar transactions (in each case a "Transaction"), the Board may make appropriate provisions, adjustments and amendments relating to the Plan outstanding Stock Options and stock issuances, including, without limitation adjustments and amendments to (i) adjust the aggregate number and class of shares available under the Plan, (ii) adjust the number and class of shares subject to each outstanding Stock Option and stock issuance, (iii) adjust the Stock Option exercise prices, (iv) substitute the consideration payable to the Company's stockholders for each share of Company stock in a Transaction (or other consideration of similar value as determined by the Board) ("Stockholder Consideration per Share") for each share of stock issuable upon exercise of a Stock Option or issued pursuant to a stock issuance agreement, (v) terminate outstanding Stock Options in exchange for a cash payment or other consideration equal to the excess of the Stockholder Consideration per Share over the Stock Option exercise price and (vi) terminate unvested shares subject to outstanding stock issuance agreement in exchange for the Stockholder Consideration per Share. The provisions, adjustments and amendments made by the Board pursuant to this Section 11 shall be binding and conclusive.

        12.    General Provisions concerning Stock Issuances.

  (a)
  Shares of Common Stock may be issued under stock issuances through direct and immediate issuances without any intervening option grants. Such stock issuances may be evidenced by a stock issuance agreement, which may include one or more of the following terms and conditions: purchase price, consideration (including cash or services), vesting (either fully and immediately vested upon issuance or vesting in one or more installments over the participant's period of service or upon attainment of specified performance objectives), the effect which death, Disability or other event is to have upon the vesting schedule, and the Company's repurchase rights (if any).

  (b)
  Unless otherwise expressly provided in the stock issuance agreement, the participant shall have full stockholder rights with respect to any shares of common stock issued under a stock issuance agreement, whether or not the participant's interest in those shares is vested. Accordingly, the participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

  (c)
  Vesting. Should the participant cease to remain in service while holding one or more unvested shares of common stock issued under this Plan or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Company for cancellation, and the participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the participant for consideration paid in cash or cash equivalent, the Company shall repay to the participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the participant attributable to such surrendered shares.

  (d)
  Escrow/Stock Legends. Unvested shares may, in the Company's discretion, be held in escrow by the Company until the participant's interest in such shares vests or may be issued directly to the participant with restrictive legends on the certificates evidencing those unvested shares.

        13.    Amendment and Termination.    Unless the Plan shall have been terminated as hereinafter provided, the Plan shall terminate ten years from adoption and no Stock Option under it shall be granted thereafter nor shall any stock issuances be granted thereafter. The Board at any time prior to that date may terminate the Plan, or make such changes in it and additions or amendments to it as the Board shall deem advisable; provided, however, that any change in or addition or amendment to the Plan which shall

  (a)
  increase the aggregate number of shares of Common Stock of the Company which may be issued and sold upon the exercise of Incentive Stock Options granted pursuant to the Plan, or

  (b)
  reduce the minimum purchase price per share of Common Stock purchasable under any Incentive Stock Option granted pursuant to the Plan, shall be subject to approval by the stockholders of the Company within one year after its adoption or the same shall become null and void.

        No termination or amendment of the Plan may, without the consent of the holder of any Stock Option then outstanding, adversely affect the rights of such holder under the Stock Option.

        14.    Effectiveness of the Plan.    The Plan shall become effective upon shareholder approval (a majority vote of the shares of Common Stock of the Company present and voting at a duly called stockholders meeting) and shall remain effective until terminated as provided in Section 13 hereof.

        Any Incentive Stock Option granted pursuant to the Plan prior to the approval thereof by the stockholders of the Company shall be granted subject to such approval, and if such approval is not obtained within one (1) year after the date of grant, such Incentive Stock Option shall become null and void.

        Any Incentive Stock Option granted pursuant to the Plan after the adoption by the Board of any amendment to the Plan which is required by the provisions of Section 13 above to be approved by the stockholders of the Company and which could not have been granted but for such amendment shall, if granted before such approval is obtained, be granted subject to the obtaining of such approval, and if such approval is not obtained within one (1) year after the adoption of such amendment by the Board, such Incentive Stock Option shall become null and void.

        15.    Limitations on non-ISOs.    At the discretion of the Board of Directors, non-ISOs granted hereunder may contain some, all or none of the limitations described in Sections 5, 7, 8, 9 and 10, or other limitations.

        16.    Captions; Gender.

  (a)
  The heading, titles or captions of the sections of this Plan are inserted only to facilitate reference, and they shall not define, limit, extend or describe the scope or intent of the Plan or any provision hereof, and they shall not constitute a part hereof or affect the meaning or interpretation of this Plan or any part hereof.

  (b)
  Use herein of any gender shall be deemed to include all genders when appropriate, and use of the singular number shall be deemed to include the plural when appropriate, and vice versa in each instance.

HEALTHGATE DATA CORP.
[Corporate Seal]	By:	/s/ WILLIAM S. REECE William S. Reece President and Chief Executive Officer

Initially adopted by Board of Directors: March 24, 2004

Amended and Restated Plan adopted by Board of Directors: June 23, 2004

Appendix B

HEALTHGATE DATA CORP.
Audit Committee
Charter

Organization

        There shall be a committee of the board of directors to be known as the Audit Committee. The Audit Committee shall be composed of at least three directors, each of whom shall be independent. The definition of "independent" is set forth in Annex A to this charter. Each member of the Audit Committee shall be able to read and understand fundamental financial statements including the Company's balance sheet, income statement and cash flow statement. In addition at least one member must have had past employment experience in finance or accounting or any other comparable experience that has resulted in the member's financial sophistication.

Statement of Policy

        The Audit Committee shall provide assistance to the board of directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, if any, and the financial management of the Company. The Company's independent auditors are ultimately responsible to the Board of Directors and the Audit Committee, as representatives of the Company's shareholders

Responsibilities

        In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

        In carrying out these responsibilities, the Audit Committee will:

  •
  Have the sole authority to appoint, determine compensation for and oversee the work of the Company's independent auditors, and where appropriate replace the independent auditor. The Company's independent auditor shall report directly to the Audit Committee.

  •
  Take appropriate action to oversee the independence of the Company's outside auditor including the following:

  •
  Receive from the independent auditors each year a formal written statement delineating all relationships between the auditor and the Company consistent with Independent Standards Board Standard 1.

  •
  Actively engage in a dialogue with the auditor regarding any disclosed relationships or services that may impact the objectivity and independence of the auditor

  •
  Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

B-1

  •
  Review with the independent auditors, the Company's internal auditor, if any, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee periodically should review Company policy statements to determine their adherence to any code of conduct prescribed by the Board.

  •
  Review the internal audit function of the Company, if any, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

  •
  Receive prior to each meeting, a summary of findings from completed internal audits, if any, and a progress report on any proposed internal audit plan, if any, with explanations for any deviations from the original plan.

  •
  Review the financial statements to be filed quarterly with the Securities and Exchange Commission with management and the independent auditors. Review the scope and the procedures used during the quarterly reviews, including any recommendations of the independent auditors.

  •
  Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

  •
  Provide sufficient opportunity for the independent auditors and internal auditors, if any, to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

  •
  Investigate any matter brought to its attention within the scope of its duties.

  •
  Maintain policies and procedures pursuant to which the Audit Committee is required to approve, in advance, any non-audit services to be provided by the Company's independent auditor, all in accordance with Section 10A(h) of the Securities Exchange Act of 1934.

  •
  Have the authority to engage independent counsel and other advisors, as the Audit Committee determines necessary to carry out its duties, and to have the Company provide the funding for payment of compensation to such counsel and advisors.

  •
  Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

  •
  Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  •
  Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

B-2

ANNUAL MEETING OF STOCKHOLDERS OF

HEALTHGATE DATA CORP.

Wednesday, November 3, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

/Please detach and mail in the envelope provided./

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW AND
A VOTE FOR PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE
ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
					FOR	AGAINST	ABSTAIN
1. To elect two Class II Directors				2. To approve the HealthGate Data Corp. 2004 Stock Option & Stock Issuance Plan.	☐	☐	☐
NOMINEES:
☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES	( ) Jonathan J.G. Conibear ( ) Harry Jacobson, M.D.		THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.
☐	FOR ALL EXCEPT (See instructions below)
RECEIPT OF NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

  HEALTHGATE DATA CORP.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON NOVEMBER 3, 2004

        The undersigned hereby appoints William S. Reece and Veronica Zsolcsak and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of HealthGate Data Corp. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of HealthGate Data Corp. to be held at the offices of Rich May, a Professional Corporation, 176 Federal Street, Boston, Massachusetts, on Wednesday, November 3, 2004 at 10:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

(Continued and to be signed on reverse side)

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
OUTSTANDING VOTING SECURITIES
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF HEALTHGATE'S 2004 STOCK OPTION & STOCK ISSUANCE PLAN
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
STOCK PRICE PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
CORPORATE GOVERNANCE MATTERS
RELATIONSHIP WITH CERTIFIED PUBLIC ACCOUNTANTS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS
ANNUAL REPORT
  Appendix A
HEALTHGATE DATA CORP. 2004 STOCK OPTION & STOCK ISSUANCE PLAN
  Appendix B
HEALTHGATE DATA CORP. Audit Committee Charter
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING